Exhibit 20(b)
SUPPLEMENTARY FINGERHUT MASTER TRUST DATA
SERIES 1998-1


1.	The total amount distributed during 2000 stated on
the basis of an original principal amount of $1,000 per Certificate:



Class A	$ 455.6416666
Class B	$   62.9000004
Class C	$   73.3138891
2.	The amount of such distribution allocable to
Certificate Principal stated on the basis of an original principal amount of $1,000 per Certificate:



Class A	$  400.0000002
Class B	$  0.000000000
Class C	$  0.000000000

3.	The amount of such distribution allocable to
Certificate Interest stated on the basis of an original principal amount of $1,000 per Certificate:



Class A	$   55.6416664
Class B	$   62.9000004
Class C	$   73.3138891
4.	The amount of Principal Collections received in the
Collection Account during the period from January
29, 2000 to February 2, 2001 and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, respectively:



Class A	$181,362,801.79
Class B	$  27,479,016.98
Class C	$  32,975,250.27
Class D	$  32,975,250.27

5.	The amount of Finance Charge Collections
processed during the period from January 29, 2000 to February 2, 2001 and allocated in respect of the Class A Certificates, the Class B Certificates, the
Class C Certificates and the Class D Certificates, respectively:


Class A	$122,355,647.62
Class B	$  20,937,208.30
Class C	$  25,124,977.52
Class D	$  25,124,977.52


6.	The aggregate amount of the:

	Principal Receivables
	Invested Amount
	Class A Invested Amount
	Class B Invested Amount
	Class C Invested Amount
	Class D Invested Amount



$1,553,214,013.96
$  398,864,000.00
$  225,000,000.00
$    51,136,000.00
$    61,364,000.00
$    61,364,000.00


	Floating Allocation Percentage
            Class A Floating Allocation Percentage
	Class B Floating Allocation Percentage
	Class C Floating Allocation Percentage
	Class D Floating Allocation Percentage

            Fixed/Floating Allocation Percentage
            Class A Fixed/Floating Allocation Percentage
            Class B Fixed/Floating Allocation Percentage
            Class C Fixed/Floating Allocation Percentage
            Class D Fixed/Floating Allocation Percentage

	each as of the end of the day on February 2, 2001.


25.6799125%
14.4860913%
         3.2922701%
         3.9507756%
         3.9507756%

                          32.9299582%
                           21.7291369%
                             3.2922701%
                             3.9507756%
                             3.9507756%

7.	The aggregate outstanding balance of Receivables
which are:

			Current
			30 Days to 59 Days
			60 Days to 89 Days
			90 Days and Over

	as of the end of the day on February 2, 2001.





$1,436,033,507.02
  $   118,080,010.65
$     80,135,078.30
$   196,721,065.05
8.	The aggregate Investor Default Amount for the
period from January 29, 2000 to February 2, 2001




$ 101,098,478.50

9.	The aggregate amount of Class A Investor Charge-
Offs, Class B Investor Charge-Offs, Class C Investor
Charge-Offs and Class D Investor Charge-Offs for the period from January 29, 2000 to February 2,
2001.



Class A	$0.00
Class B	$0.00
Class C	$0.00
Class D	$0.00
10.	The amount of the Servicing Fee for the period from
January 29, 2000 to February 2, 2001.



$ 9,766,508.41




11.	The amount of Reallocated Class A Principal
Collections, Reallocated Class B Principal
Collections, Reallocated Class C Principal
Collections and Reallocated Class D Principal
Collections for the period from January 29, 2000 to February 2, 2001.


Class A		$0.000
Class B		$0.000
Class C		$0.000
Class D		$0.000
12.	The aggregate amount of funds in the Excess
Funding Account and the Pre-Funding Account at
February 2, 2001.



None
13.	Whether a Class C Trigger Event has occurred and if
so the Specified Class C Reserve Amount.

None



































SUPPLEMENTARY FINGERHUT MASTER TRUST DATA
SERIES 1998-2


1.	The total amount distributed during 2000 stated on
the basis of an original principal amount of $1,000 per Certificate:



Class A	$ 62.3000004
Class B	$ 65.1000000
Class C	$ 74.8388887
2.	The amount of such distribution allocable to
Certificate Principal stated on the basis of an original principal amount of $1,000 per Certificate:



Class A	$  0.0000000
Class B	$  0.0000000
Class C	$  0.0000000

3.	The amount of such distribution allocable to
Certificate Interest stated on the basis of an original principal amount of $1,000 per Certificate:



Class A	$ 62.3000004
Class B	$ 65.1000000
Class C	$ 74.8388887
4.	The amount of Principal Collections received in the
Collection Account during the period from January
29, 2000 to February 2, 2001 and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, respectively:



Class A	$181,362,801.79
Class B	$  27,479,016.98
Class C	$  32,975,250.27
Class D	$  32,975,250.27

5.	The amount of Finance Charge Collections
processed during the period from January 29, 2000 to February 2, 2001 and allocated in respect of the Class A Certificates, the Class B Certificates, the
Class C Certificates and the Class D Certificates, respectively:


Class A	$138,186,557.45
Class B	$  20,937,208.30
Class C	$  25,124,977.53
Class D	$  25,124,977.53


6.	The aggregate amount of the:

	Principal Receivables
	Invested Amount
	Class A Invested Amount
	Class B Invested Amount
	Class C Invested Amount
	Class D Invested Amount




$1,553,214,013.96
$  511,364,000.00
$  337,500,000.00
$    51,136,000.00
$    61,364,000.00
$    61,364,000.00

	Floating Allocation Percentage
            Class A Floating Allocation Percentage
	Class B Floating Allocation Percentage
	Class C Floating Allocation Percentage
	Class D Floating Allocation Percentage

	each as of the end of the day on February 2, 2001.



32.9229582%
         21.7291369%
         3.2922701%
         3.9507756%
         3.9507756%

7.	The aggregate outstanding balance of Receivables
which are:

			Current
			30 Days to 59 Days
			60 Days to 89 Days
			90 Days and Over

	as of the end of the day on February 2, 2001.






$1,436,033,507.02
$   118,080,010.65
$     80,135,078.30
$   196,721,065.05

8.	The aggregate Investor Default Amount for the
period from January 29, 2000 to February 2, 2001.



$111,020,943.85

9.	The aggregate amount of Class A Investor Charge-
Offs, Class B Investor Charge-Offs, Class C Investor
Charge-Offs and Class D Investor Charge-Offs for the period from January 29, 2000 to February 2,
2001.



Class A	$0.00
Class B	$0.00
Class C	$0.00
Class D	$0.00
10.	The amount of the Servicing Fee for the period from
January 29, 2000 to February 2, 2001.



$ 10,369,523.22




11.	The amount of Reallocated Class A Principal
Collections, Reallocated Class B Principal collections, Reallocated Class C Principal
Collections and Reallocated Class D Principal
Collections for the period from January 29, 2000 to February 2, 2001.


Class A		$0.000
Class B		$0.000
Class C		$0.000
Class D		$0.000
12.	The aggregate amount of funds in the Excess
Funding Account and the Pre-Funding Account at
February 2, 2001.



None
13.	Whether a Class C Trigger Event has occurred and if
so the Specified Class C Reserve Amount.

None





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